UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2017 (August 29, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

ITEM 3.01	Unregistered Sales of Equity Securities

$1,136,363 Convertible Promissory Note

On August 29, 2017, MoneyOnMobile, Inc. (the "Company") entered into a Securities Purchase Agreement, whereby the Company issued and sold to an investor (the "Note Holder), a Convertible Promissory Note with a principal sum of $1,136,363 (the "$1.1 Million Note"). The $1.1 Million Note bears interest at 8% per annum and has a maturity date six months from the effective date of each payment. The foregoing summary of the $1.1 Million Note does not purport to be complete and is qualified in its entirety by reference to the text of the Convertible Promissory Note, which is filed as Exhibit 99.1.

At any time on or after an event of default, the holder can convert any portion of the original principal amount and interest at a conversion price of $0.15 per share. The Company received $485,000 in cash proceeds on August 30, 2017 from the Note Holder. The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Securities Purchase Agreement, which is filed as Exhibit 99.2.

On August 30, 2017, the Note Holder paid the Company $500,000 of the consideration, less $15,000 in legal fees. The Holder may pay, in its sole discretion, such additional amounts of the remaining consideration. As part of the August 30, 2017 funding, the Company issued the Note Holder 688,704 Warrants to purchase shares of Common Stock with an exercise price of 150% of the closing bid price of the Company's common stock on the issuance date. The term of these warrants is five years. The foregoing summary of the Warrants does not purport to be complete and is qualified in its entirety by reference to the text of the Common Stock Purchase Warrant, which is filed as Exhibit 99.3.

The securities issuances described above were exempt from securities registration provided by Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: September 1, 2017	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Item 9.01 Exhibits

Exhibit No.	Description
99.1	$1.1 Million Convertible Promissory Note
99.2	Securities Purchase Agreement
99.3	Common Stock Purchase Warrant